UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOOKIPA PHARMA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48187-P10312 HOOKIPA PHARMA INC. 350 FIFTH AVENUE, SUITE 7240 NEW YORK, NY 10118 HOOKIPA PHARMA INC. 2024 Annual Meeting Vote by June 16, 2024 11:59 PM ET You invested in HOOKIPA PHARMA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2024. Vote Virtually at the Meeting* June 17, 2024 10:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/HOOK2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V48188-P10312 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials before voting. 1. Election of Class II Directors For Nominees: 01) Timothy Reilly 02) Malte Peters 2. To ratify the selection of PwC Wirtschaftsprüfung GmbH as HOOKIPA Pharma Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares. For 4. To authorize an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (with a proportionate reduction in the authorized number of shares of the Company’s common stock), in the range of 1-for-2 to 1-for-10 at any time prior to June 17, 2025, if and as determined by the Company’s board of directors. For NOTE: To transact any other business that may properly come before the meeting or any adjournment thereof.